UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 New Montgomery Street, 4th Floor San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 8.01 related to the Promissory Note (as defined below) is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported in Item 8.01 related to the Promissory Note is incorporated by reference herein.

Item 8.01 Other Events.

Entry into Non-Binding Letter of Intent

Marin Software Incorporated (the “Company”) has entered into a non-binding letter of intent (the “LOI”) with a private equity firm (the “Counterparty”) to explore a potential transaction whereby the Counterparty would acquire substantially all of the assets of the Company, which may be through a voluntary reorganization transaction (the “Potential Transaction”). The Company’s Board of Directors (the “Board”) believes that the Potential Transaction, if consummated on the terms set forth in the LOI, will result in greater liquidating distributions to the Company’s stockholders than the currently contemplated voluntary dissolution of the Company (the “Dissolution”), as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2025 (the “Proxy Statement”) for a Special Meeting of Stockholders to occur on June 11, 2025 (the “Special Meeting”).

Entry into Secured Promissory Note

On June 6, 2025, the Company issued a demand secured promissory note to an affiliate of the Counterparty (the “Promissory Note”), in the principal amount of $300,000, with the Company receiving gross proceeds of $300,000, to be used for the Company’s legal and other expenses to pursue the Potential Transaction as contemplated by the LOI.

The Promissory Note is secured by the Company’s intellectual property, bears interest at a rate of 10% per annum, and has a maturity date of August 5, 2025 (the “Maturity Date”). The outstanding principal amount and any unpaid accrued interest may be prepaid at any time, upon two business days’ notice, without premium or penalty. The Promissory Note includes customary representations, warranties, and covenants and sets forth certain events of default after which the outstanding principal may be declared immediately due and payable in advance of the Maturity Date and an additional default interest rate of 3% per annum will accrue on the then-outstanding balance.

The Promissory Note shall be forgiven and the Company shall have no obligation to repay the Promissory Note in the event that (A) (i) the Company does not initiate certain steps related to the Proposed Transaction by June 30, 2025, provided that the Company uses commercially reasonable best efforts with respect thereto, or (ii) the Proposed Transaction is terminated by the Company and the Counterparty or by either of them, other than if the termination of the Proposed Transaction is (x) by the Counterparty (1) due to a material breach of the LOI or a definitive agreement for the Potential Transaction by the Company or (b) the Company’s exercise of certain rights not to proceed with the Potential Transaction or (y) by the Company absent a material breach by the Counterparty of the LOI or a definitive agreement for the Potential Transaction; (B) the Counterparty elects not to proceed with the Proposed Transaction as a result of the Company’s failure to achieve certain milestones; or (C) the Company and the Counterparty not reaching an agreement with respect to definitive agreements for the Potential Transaction following good faith negotiations.

Request to Vote in Favor of Dissolution

As there are no assurances that the Potential Transaction will be entered into and consummated on the terms contemplated by the LOI or at all, the Company and the Board still will seek approval of the Dissolution by the Company’s stockholders on June 11, 2025 at the Special Meeting, as described in the Proxy Statement, and as previously reported in the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2025. Given the inherent uncertainty associated with the Potential Transaction, the Board continues to believe that it is in the best interests of the Company and its stockholders to proceed with the stockholder vote on the Plan of Dissolution at the Special Meeting and as more fully discussed in the Proxy Statement. Accordingly, the Board further continues to recommend that the Company’s stockholders vote “For” the Dissolution Proposal as more fully discussed in the Proxy Statement. Obtaining stockholder approval for the Dissolution will allow the Company to promptly move forward with Dissolution in the event that the Company cannot enter into the Potential Transaction or consummate the Potential Transaction or the Company otherwise determines to cease to pursue the Potential Transaction, and will avoid costs associated with obtaining a new stockholder vote for a voluntary dissolution.

Cautionary Language Concerning Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Potential Transaction, the Dissolution and other related matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company’s and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Potential Transaction, the Dissolution, and management’s beliefs regarding the benefits of pursuing the Potential Transaction or, in lieu thereof, the Dissolution. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Current Report, are detailed in the Proxy Statement (under the heading “Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Plan of Dissolution”), the Company’s latest Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and/or Current Reports on Form 8-K filings with the SEC, especially under the heading “Risk Factors.” The forward-looking statements in this Current Report speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Additional Information and Where to Find It

On May 7, 2025, the Company filed a Definitive Proxy Statement on Schedule 14A with the SEC with respect to the Special Meeting to be held in connection with the Dissolution, and began mailing the Proxy Statement and a proxy card to each stockholder entitled to vote at the Special Meeting to consider the Dissolution. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING IN CONNECTION WITH THE DISSOLUTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE DISSOLUTION. Stockholders may obtain, free of charge, the Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Dissolution at the SEC’s website (http://www.sec.gov) or at the Company’s investor relations website (https://investor.marinsoftware.com/Investor-home/default.aspx) or by writing to Marin Software Incorporated, Investor Relations, ir@marinsoftware.com. Our website address is provided as an inactive textual reference only. The information provided on, or accessible through, our website is not part of this Current Report on Form 8-K, and, therefore, is not incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Dissolution. A list of the names of the directors and executive officers of the Company and information regarding their interests in the Dissolution, including their respective ownership of the Company’s securities, are contained in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: June 9, 2025	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer